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                                                                 EXHIBIT 10.15


                            SECURITY AGREEMENT

      THIS SECURITY AGREEMENT ("Agreement") is dated as of the ________ day of March, 1995, by and between EDUCATIONAL MEDICAL, INC., a Delaware corporation, ANDON COLLEGES, INC. d/b/a Andon College, DBS ACQUISITION CORP. d/b/a Dominion Business School, MARIC LEARNING SYSTEMS d/b/a Maric College of Medical Careers, MTSX ACQUISTION CORP. d/b/a Modern Technology School of X-Ray, PALO VISTA COLLEGE OF NURSING AND ALLIED HEALTH SCIENCES, INC. d/b/a Maric College of Medical Careers, CALIFORNIA ACADEMY OF MERCHANDISING, ART AND DESIGN d/b/a California Academy of Fashion Merchandising, Art and Design, ICM ACQUISITION CORP. d/b/a ICM School of Business, MEADOWS ACQUISITION CORP. d/b/a Meadows College of Business, OIOPT ACQUISITION CORP. d/b/a Ohio Institute of Photography and Technology, SCOTTSDALE EDUCATIONAL CENTER FOR ALLIED HEALTH CAREERS, INC. d/b/a Long Medical Institute, and Dest Education Corporation d/b/a Andon College (individually, a "Borrower" and collectively, the "Borrowers"), and SIRROM CAPITAL CORPORATION, a Tennessee corporation ("Lender").

                                WITNESSETH:

      WHEREAS, Lender is making a loan (the "Loan") in the amount of $2,200,000 to Borrowers, pursuant to that certain Loan Agreement of even date herewith by and between Borrowers and Lender (the "Loan Agreement"); and

      WHEREAS, in connection with the making of the Loan, Lender desires to obtain from Borrowers and Borrowers desires to grant to Lender a security interest in certain collateral more particularly described below.

                                 AGREEMENT:

      NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Grant of Security Interest. Each Borrower hereby grants to Lender a security interest in the following described property and any and all proceeds and products thereof and accessions thereto (collectively the "Collateral"):

           (a) Equipment. All equipment of Borrower of any kind and description, whether now owned or hereafter acquired and wherever located, together with all parts, accessories and attachments and all replacements thereof and additions thereto;


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           (b)   Inventory, Accounts, Contract Rights, Chattel Paper and
      General Intangibles. All of Borrower's inventory and any agreements for lease of same and rentals therefrom, and all of Borrower's accounts, accounts receivable, contract rights, chattel paper and general intangibles and the proceeds therefrom, whether now in existence or owned or hereafter arising or acquired, entered into or created, and wherever located; and whether held for lease or sale, or furnished or to be furnished under contracts of service;

           (c) Trademarks, Etc. All trademarks and service marks now held or hereafter acquired by Borrower, both those that are registered with the United States Patent and Trademark Office and any unregistered marks used by Borrower in the United States, and trade dress, including logos and designs, in connection with which any such marks are used, together with all registrations regarding such marks and the rights to renewals thereof, and the goodwill of the business of Borrower symbolized by such marks;

           (d) Copyrights. All copyrights now held or hereafter acquired by Borrower and any applications for U.S. copyrights hereafter made by Borrower; and

           (e) Proprietary Information, Computer Data, Etc. All proprietary information and trade secrets of Borrower with respect to Borrower's business and all of Borrower's computer programs and the information contained therein and all intellectual property rights with respect thereto.

      2. Secured Indebtedness. The obligations secured hereby shall include (a) loans to be made concurrently or in connection with this Agreement or the Loan Agreement as evidenced by one or more promissory notes payable to the order of Lender that shall be due and payable as set forth in such promissory notes, and any renewals or extensions thereof, (b) the full and prompt payment and performance of any and all other indebtednesses and other obligations of Borrowers to Lender, direct or contingent (including but not limited to obligations incurred as indorser, guarantor or surety), however evidenced or denominated, and however and whenever incurred, including but not limited to indebtednesses incurred pursuant to any present or future commitment of Lender to Borrowers and (c) all future advances made by Lender for taxes, levies, insurance and preservation of the Collateral and all attorney's fees, court costs and expenses of whatever kind incident to the collection of any of said indebtedness or other obligations and the enforcement and protection of the security interest created hereby.

      3. Representations. Warranties and Agreements of Borrower. Each Borrower represents, warrants and agrees as follows:

           (a) Borrower will promptly notify Lender, in writing, of any new place or places of business if the Collateral is used in business, or of any change in Borrower's residence if the Collateral is not used in business, and regardless of use, of any change in the location of the Collateral or any records pertaining thereto.



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           (b)   Except as set forth on Schedule 3(b) hereto, Borrower is the owner of the Collateral free and clear of any liens and security interests. Borrower will defend the Collateral against the claims and demands of all persons.

           (c) Borrower will pay to Lender all amounts secured hereby as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and will promptly perform all terms of said indebtedness and this or any other security or loan agreement between Borrower and Lender, and will promptly discharge all said liabilities.

           (d) Borrower will at all times keep the Collateral insured against all insurable hazards in amounts equal to the full cash value of the Collateral. Such insurance shall be in such companies as may be acceptable to Lender, with provisions satisfactory to Lender for payment of all losses thereunder to Lender as its interests may appear. If required by Lender, Borrower shall deposit the policies with Lender. Any money received by Lender under said policies may be applied to the payment of any indebtedness secured hereby, whether or not due and payable, or at Lender's option may be delivered by Lender to Borrower for the purpose of repairing or restoring the Collateral. Borrower assigns to Lender all right to receive proceeds of insurance not exceeding the amounts secured hereby, directs any insurer to pay all proceeds directly to Lender, and appoints Lender Borrower's attorney in fact to endorse any draft or check made payable to Borrower in order to collect the benefits of such insurance. If Borrower fails to keep the Collateral insured as required by Lender, Lender shall have the right to obtain such insurance at Borrower's expense and add the cost thereof to the other amounts secured hereby.

           (e) Borrower will pay all costs of filing of financing, continuation and termination statements with respect to the security interests created hereby, and Lender is authorized to do all things that it deems necessary to perfect and continue perfection of the security interests created hereby and to protect the Collateral.

           (f) The address set forth after Borrower's signature on this Agreement is Borrower's principal place of business and the location of all tangible Collateral and the place where the records concerning all intangible Collateral are kept and/or maintained.

      4. Default. Borrower shall be in default upon failure to observe or perform any of Borrower's agreements herein contained, or upon the occurrence of a default or Event of Default under the Loan Agreement or any other Loan Document (as defined in the Loan Agreement) that has not been cured during the applicable grace period.

      5. Remedies Upon Default. Upon default hereunder, all sums secured hereby shall immediately become due and payable at Lender's option without notice to Borrowers, and Lender may proceed to enforce payment of same and to exercise any and all rights and remedies provided by the Uniform Commercial Code (Tennessee) or other applicable law, as well as all other rights and remedies possessed by Lender, all of which shall be cumulative. Whenever Borrowers are in default hereunder, and upon demand by Lender, Borrowers shall assemble the



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Collateral and make it available to Lender at a place reasonably convenient to Lender and Borrowers. Any notice of sale, lease or other intended disposition of the Collateral by Lender sent to Borrowers at the address hereinafter set forth, or at such other address of Borrowers as may be shown on Lender's records, at least five (5) days prior to such action, shall constitute reasonable notice to Borrowers.

      Lender may waive any default before or after the same has been declared without impairing its right to declare a subsequent default hereunder, this right being a continuing one.

      6. Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Agreement.

      7. Binding Effect. This Agreement shall inure to the benefit of Lender's successors and assigns and shall bind Borrowers' heirs, representatives, successors and assigns. If any Borrower is composed of more than one person, firm and/or entity, their obligations hereunder shall be joint and several.

      8. Financial Reporting. No Borrower has undisclosed or contingent liabilities that are not reflected in the financial statements on file with Lender at the execution of this Agreement or disclosed in the Loan Agreement. Lender shall have the right, at any time, by its own auditors, accountants or other agents, to examine or audit any of the books and records of Borrowers, or the Collateral, all of which will be made available upon request. Such accountants or other representatives of Lender will be permitted to make any verification of the existence of the Collateral or accuracy of the records that Lender deems necessary or proper. Any reasonable expenses incurred by Lender in making such examination, inspection, verification or audit shall be paid by Borrower promptly on demand and shall be secured by the security interest granted hereby.

      9. Termination Statement. Borrowers agree that, notwithstanding the payment in full of all indebtedness secured hereby and whether or not there is any outstanding obligation of Lender to make future advances, Lender shall not be required to send Borrowers a termination statement with respect to any financing statement filed to perfect Lender's security interest(s) in any of the Collateral, unless and until Borrowers shall have made written demand therefor. Upon receipt of proper written demand, Lender may at its option, in lieu of sending a termination statement to Borrowers, cause said termination statement to be filed with the appropriate filing officer(s).

      10. Protection of Collateral. Except as provided for in the Loan Agreement, Borrowers will not permit any liens or security interests other than those created by this Agreement to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the security intended to be afforded by this Agreement, nor permit any tangible Collateral to become attached to or commingled with other goods without the prior written consent of Lender.



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      11.  Special Agreements With Respect to Certain Tangible Collateral.
Each Borrower additionally agrees and warrants as follows:

           (a) Borrower will not permit any of the Collateral to be removed from the location specified herein, except for temporary periods in the normal and customary use thereof, without the prior written consent of Lender, and will permit Lender to inspect the Collateral at any time.

           (b) If any of the Collateral is equipment or goods of a type normally used in more than one state (whether or not actually so used), Borrower will contemporaneously herewith furnish Lender a list of the states wherein such equipment or goods are or will be used, and hereafter will notify Lender in writing (i) of any other states in which such equipment or goods are so used, and (ii) of any change in the location of Borrower's chief place of business.

           (c) Except in the ordinary course of business, Borrower will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Lender.

           (d) Borrower will keep the Collateral in good condition and repair and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of the Collateral in any material way. If Borrower fails to pay such sums, Lender may do so for Borrower's account and add the amount thereof to the other amounts secured hereby.

           (e) Until default in any of the terms hereof, or the terms of any indebtedness secured hereby, Borrower shall be entitled to possession of the Collateral and to use the same in any lawful manner, provided that such use does not cause excessive wear and tear to the Collateral, cause it to decline in value at an excessive rate, or violate the terms of any policy of insurance thereon.

      12. Special Agreements With Respect to Intangible and Certain Tangible Collateral. Each Borrower additionally warrants and agrees as follows:

           (a) So long as no Borrower is in default hereunder, Borrower shall have the right to process and sell Borrower's inventory in the regular course of business. Lender's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds shall be represented by any instruments, chattel paper or documents of title, then such instruments, chattel paper or documents of title shall be promptly delivered to Lender and subject to the security interest granted hereby. If at any time any of Borrower's inventory is represented by any document of title, such document of title will be delivered promptly to Lender and subject to the security interest granted hereby.



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           (b)   By the execution of this Agreement, Lender shall not be
      obligated to do or perform any of the acts or things provided in any contracts covered hereby that are to be done or performed by Borrower, but if there is a default by Borrowers in the payment of any amount due in respect of any indebtedness secured hereby, then Lender may, at its election, perform some or all of the obligations provided in said contracts to be performed by Borrower, and if Lender incurs any liability or expenses by reason thereof, the same shall be payable by Borrower upon demand and shall also be secured by this Agreement.

           (c) At any time after any Borrower is in default hereunder or under the Loan Agreement, Lender shall have the right to notify the account debtors obligated on any or all of Borrower's accounts receivable to make payment thereof directly to Lender, and to take control of all proceeds of any such accounts receivable. Until such time as Lender elects to exercise such right by mailing to Borrower written notice thereof, Borrower is authorized, as agent of the Lender, to collect and enforce said accounts receivable.

      13.  Power of Attorney.  Each Borrower hereby constitutes the
Lender or its designee, as Borrower's attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, to endorse Borrower name upon any notes, acceptances, checks, drafts, money orders, or other evidences of payment or Collateral that may come into either its or the Lender's possession; to sign the name of Borrower on any invoice or bill of lading relating to any of the accounts receivable, drafts against customers, assignments and verifications of accounts receivable and notices to customers; to send verifications of accounts receivable; to notify the Post Office authorities to change the address for delivery of mail addressed to Borrower to such address as the Lender may designate; to execute any of the documents referred to in Section 3(e) hereof in order to perfect and/or maintain the security interests and liens granted herein by Borrower to the Lender; to do all other acts and things necessary to carry out this Security Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission (other than acts of gross negligence or willful misconduct), nor for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the obligations secured hereby are paid in full and any and all promissory notes executed in connection therewith are terminated and satisfied.



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       IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement; or
have caused this Agreement to be executed as of the date first above written


                                    BORROWERS:

                                    EDUCATINAL MEDICAL, INC., a Delaware
                                    corporation, ANDON COLLEGES, INC. d/b/a
                                    Andon College, DBS ACQUISITION CORP. d/b/a
                                    Dominion Business School, MARIC LEARNING
                                    SYSTEMS d/b/a Maric College of Medical
                                    Careers, MTSX ACQUISITION CORP. d/b/a
                                    Modern Technology School of X-Ray, PALO
                                    VISTA COLLEGE OF NURSING AND ALLIED HEALTH
                                    SCIENCES, INC. d/b/a Maric College of
                                    Medical Careers, CALIFORNIA ACADEMY OF
                                    MERCHANDISING, ART AND DESIGN d/b/a
                                    California Academy of Fashion
                                    Merchandising, Art and Design, ICM
                                    ACQUISITION CORP. d/b/a California Academy of Fashion Merchandising, Art and Design, ICM ACQUISITION CORP. d/b/a ICM School of Business, MEADOWS ACQUISITION CORP. d/b/a Meadows College of Business, OIOPT ACQUISITION CORP. d/b/a Ohio Institute of Photography and Technology, SCOTTSDALE EDUCATIONAL CENTER FOR ALLIED HEALTH CAREERS, INC. d/b/a Long Medical Institute, DEST EDUCATIN CORPORATION d/b/a Andon College


                                    By: /s/ Gary D. Kerber
                                       ----------------------------------------
                                    Title: President
                                          -------------------------------------

                                    LENDER:

                                    SIRROM CAPTIAL CORPORATION


                                    By: /s/ Carolyn Perrone
                                       ----------------------------------------
                                    Title: CFO
                                          -------------------------------------



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                                    ADDRESSES OF BORROWERS FOR NOTICE
                                    PURPOSES:



                                    EDUCATIONAL MEDICAL, INC.
                                    1327 North Meadow Parkway
                                    Suite 132
                                    Roswell, GA 30076

                                    ADDRESSES OF BORROWERS:

                                    EDUCATIONAL MEDICAL, INC.
                                    1327 North Meadow Parkway
                                    Suite 132
                                    Roswell, GA 30076


                                    ANDON COLLEGE AT STOCKTON
                                    1201 North El Dorado Street
                                    Stockton, CA 95202


                                    ANDON COLLEGE AT MODESTO
                                    1314 H Street
                                    Modesto, CA 95354


                                    DOMINION BUSINESS SCHOOL
                                    4142-1 Melrose Avenue
                                    Roanoke, VA 24017


                                    DOMINION BUSINESS SCHOOL
                                    933 Reservoir Street
                                    Harrisonburg, VA 22801


                                    DOMINION BUSINESS SCHOOL
                                    825 Richmond Road
                                    Staunton, VA 24401


                                    MARIC COLLEGE AT VISTA
                                    1593-C East Vista Way
                                    Vista, CA 92084



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                                    MARIC COLLEGE AT SAN DIEGO
                                    3666 Kearny Villa Road, Suite 100
                                    San Diego, CA 92120


                                    MARIC COLLEGE AT SAN MARCOS
                                    1300 Rancheros Drive
                                    San Marcos, CA 92069


                                    MODERN TECHNOLOGY SCHOOL OF X-RAY
                                    6180 Laurel Canyon Boulevard
                                    Suite 101
                                    North Hollywood, CA 91606


                                    CALIFORNIA ACADEMY OF
                                    MERCHANDISING, ART & DESIGN
                                    1533 Howe Avenue
                                    Suite 208
                                    Sacramento, CA 95825


                                    ICM SCHOOL OF BUSINESS
                                    10-14 Wood Street
                                    Pittsburgh, PA 15222


                                    MEADOWS COLLEGE OF BUSINESS
                                    832 South Slappey Boulevard
                                    Albany, GA 31701


                                    OHIO INSTITUTE OF PHOTOGRAPHY AND
                                    TECHNOLOGY
                                    2029 Edgefield Road
                                    Dayton, OH 45439


                                    LONG MEDICAL INSTITUTE
                                    4126 North Black Canyon Highway
                                    Phoenix, AZ 85017



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                                SCHEDULE 3(b)


                                   (Liens)











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